UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Cedar Management Limited

25 Church Street, Continental Building

P.O. Box HM 1601, Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 295-6015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMERINST INSURANCE GROUP, LTD.

FORM 8-K

CURRENT REPORT

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual general meeting (the “Annual Meeting”) of AmerInst Insurance Group, Ltd. (the “Registrant”) was held on May 31, 2012. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There were no solicitations in opposition to management’s solicitations. The following summarizes all matters voted on by the Registrant’s shareholders at the Annual Meeting:

1.	To consider and act upon the nomination of Thomas B. Lillie for election as a director with a three-year term; and

2.	To ratify the appointment of Deloitte & Touche Ltd. as the Registrant’s independent auditors for fiscal year ending December 31, 2012.

The following is a summary of the voting results for each matter presented to the Registrant’s shareholders at the Annual Meeting:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Lillie	491,141	12,692	—

Ratification of the Appointment of Deloitte & Touche Ltd.

Votes For	Votes Against	Votes Abstained
492,418	9,255	2,160

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Irvin F. Diamond
Irvin F. Diamond Chairman of the Board

Date: June 1, 2012